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                                  EXHIBIT 24.2
                     CONSENT OF VOCKER KRISTOFFERSON AND CO.






































































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CONSENT OF VOCKER KRISTOFFERSON AND CO.

We hereby consent to the use of our report, dated February 18, 1997, with respect to the balance sheet of AeroCentury IV, Inc. in the Prospectus and Registration Statement filed on Form SB-2 for AeroCentury IV, Inc. We also consent to the reference to our firm under the caption "EXPERTS" in the Prospectus.


                       /s/ Vocker Kristofferson and Co.
                       --------------------------
                       VOCKER KRISTOFFERSON AND CO.

                       May 15, 1997